Exhibit 99.4
Preliminary – Subject to Completion

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V81612-S26337 1. The Stock Issuance Proposal -- A proposal to approve the issuance of Skyworks Solutions, Inc. ("Skyworks") common stock, par value $0.25 per share, pursuant to the Agreement and Plan of Merger, dated as of October 27, 2025, by and among Skyworks, Qorvo, Inc., Comet Acquisition Corp. and Comet Acquisition II, LLC, pursuant to Nasdaq Listing Rule 5635(a). 2. The Skyworks Adjournment Proposal -- A proposal to adjourn the Skyworks special meeting of stockholders (the "Skyworks Special Meeting") from time to time, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Skyworks Special Meeting to approve the Stock Issuance Proposal or if quorum is not present at the Skyworks Special Meeting. For Against Abstain ! ! ! ! ! ! The Skyworks Board of Directors recommends you vote FOR the following proposals (as listed in the proxy statement): SKYWORKS SOLUTIONS, INC. 5260 CALIFORNIA AVENUE IRVINE, CALIFORNIA 92617 SKYWORKS SOLUTIONS, INC. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof. SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [*], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SWKS2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [*], 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V81613-S26337 Skyworks Solutions, Inc. Special Meeting of Stockholders [*], 2026, [*], Pacific Time THIS PROXY IS SOLICITED ON BEHALF OF THE SKYWORKS BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Philip G. Brace and Robert J. Terry, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Skyworks Solutions, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [*], Pacific Time, on [*], 2026, virtually via the internet at www.virtualshareholdermeeting.com/SWKS2026SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Skyworks Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters. Continued, and must be signed and dated on the other side